                                AMENDMENT NO. 1                     EXHIBIT 10.1
                              TO MERGER AGREEMENT

          AMENDMENT NO. 1 TO MERGER AGREEMENT (this "Amendment"), dated as of
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October 29, 1999, by and among Imperial Credit Commercial Mortgage Investment Corp., a Maryland corporation (the "Company"), Imperial Credit Industries, Inc.,
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a California corporation ("ICII"), and ICCMIC Acquisition Corp., a Maryland
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corporation and wholly-owned subsidiary of ICII ("Merger Sub").
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          WHEREAS, the Company, ICII and Merger Sub have previously entered into that certain Merger Agreement, dated as of July 22, 1999 (as amended hereby, the "Merger Agreement"), providing for, among other things, the merger of Merger Sub
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with and into the Company, with the Company continuing as the surviving corporation; and

          WHEREAS, the Company, ICII and Merger Sub desire to amend the Merger Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company, ICII and Merger Sub hereby agree as follows:

          Section 1.  References.  Unless otherwise specifically defined herein,
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each term used herein which is defined in the Merger Agreement has the meaning assigned to such term in the Merger Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference in the Merger Agreement shall from and after the effective date of this Amendment refer to the Merger Agreement as amended hereby, except in any instance where any such reference relates to the original date as of which the Merger Agreement was executed and delivered, in which instance such reference shall relate to the Merger Agreement, without amendment hereby.

          Section 2.  Amendments.  The Merger Agreement is hereby amended as
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follows:

          (a) The date reference in clause (ii) of Section 6.1(b) is hereby changed from "January 31, 2000" to "February 29, 2000".

          Section 3.  Counterparts; Effectiveness; Governing Law.  This
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Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Amendment shall become effective as of the date first above written. This Amendment shall be governed and construed in accordance with the laws of the State of Maryland without regard to the principles of conflicts of law thereof.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed on its behalf as of the date first above written.

                                 IMPERIAL CREDIT COMMERCIAL
                                  MORTGAGE INVESTMENT CORP.

                                 By: /s/ Mark S. Karlan
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                                     Name:  Mark S. Karlan
                                     Title: President & CEO


                                 IMPERIAL CREDIT INDUSTRIES, INC.

                                 By: /s/ H. Wayne Snavely
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                                     Name:  H. Wayne Snavely
                                     Title: President & CEO


                                 ICCMIC ACQUISITION CORP.

                                 By: /s/ H. Wayne Snavely
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                                     Name:  H. Wayne Snavely
                                     Title: President & CEO

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